Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIE

NOTE 7 - COMMITMENTS AND CONTINGENCIES:

A.	Royalties to the IIA

In September 2019, the Israel Innovation Authority (“IIA”) approved an application that supports upgrading the Company’s manufacturing capabilities for an aggregate budget of NIS 4,880,603 (approximately $1,500,000). The IIA committed to fund 60% of the approved budget. Eventually the project budget concluded in the aggregate amount of NIS 4,623,142 (approximately $1,333) The program is for the period beginning October 2019 through November 2020 and the Company received total funds in the amount of NIS 2,773,885 (approximately $800) from the IIA.

According to the agreements with the IIA, the Company will pay royalties of 3% to 3.5% of future sales up to an amount equal to the accumulated grant received with the annual interest on such royalties the 12-month secured overnight financing rate (“SOFR”) of the Federal Reserve or an alternative rate published by the Bank of Israel plus 0.71513% for grants approved prior to January 1, 2024. For grants approved after January 1, 2024, the annual interest rate is the higher of the 12-month SOFR rate plus 1% or a fixed annual interest rate of 4%. Repayment of the grant is contingent upon the successful completion of the Company’s research and development (“R&D”) programs and generating sales. The Company has no obligation to repay these grants if the R&D programs fail, are unsuccessful or aborted or if no sales are generated. The Company had not generated sales as of June 30, 2024; therefore, no liability was recorded in these unaudited interim condensed Financial Statements. IIA grants are recorded as a reduction of R&D expenses, net.

During October 2023, the IIA has approved a support of another development project of the Company at an aggregate budget of NIS 3,850,869 (approximately $1,062). The IIA committed to fund 40% of the approved budget.

As of June 30, 2024, the maximum obligation with respect to the grants received from the IIA, contingent upon entitled future sales, is $894. The Company has obligations regarding know-how, technology, or products, not to transfer the information, rights thereon and production rights which derive from the research and development without the IIA Research Committee approval.

B.	Lease Commitments – Operating Leases:

In August 2022, the Company entered into a lease agreement for its facilities in Ra’anana, Israel. The lease agreement is for a period of 69 months commencing September 1, 2021, and the Company began to pay lease and related expenses after completing 3 months of lease. The Company has the option to shorten the period and terminates the lease agreement after completing 45 months of rent by paying an amount of NIS 500,000, (approximately $153). This amount of reimbursement will be deducted monthly in NIS 30,000, (approximately $9) if the Company terminates the agreement after 45 months of rent. The annual lease payment, including management fees, as of June 30, 2024, is approximately NIS 69,000 ($19) per month. As security for the obligations under this lease agreement, the Company provided a bank guarantee in an amount equal to three monthly lease payments plus the Israeli value added tax and an unlimited guarantee according to the terms specified in the contract.

The right-of-use asset and lease liability are initially measured at the present value of the lease payments, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company’s incremental borrowing rate based on the information available at the date of determining the present value of the lease payments. The Company’s incremental borrowing rate is estimated to approximate the interest rate on similar terms and payments and in economic environments where the leased asset is located.

The Company has various operating leases for vehicles that expire through 2027. Below is a summary of the Company’s operating right-of-use assets and operating lease liabilities as of June 30, 2024:

	June 30, 2024	December 31, 2023
Operating lease liabilities, current	298	290
Operating lease liabilities long-term	455	588
Total operating lease liabilities	753	878

Weighted Average of Remaining Lease Term	2.93	3.33
Weighted-average discount rate - operating leases	9.34%	9.6%

Lease payments for the Company’s right-of-use assets over the remaining lease periods as of June 30, 2024, are as follows:

June 30, 2024
2024	176
2025	302
2026	232
2027	143
Total undiscounted lease payment	853
Less: Interest*	(100)
Present value of lease liabilities	753

*	Future lease payments were discounted by 7.98%-15.04% interest rate.

C.	Legal Claims

In the normal course of business, various legal claims and other contingent matters may arise. Management believes that any liability that may arise from such matters would not have a material adverse effect on the Company’s results of operations or financial condition as of and for the six month period ended June 30, 2024.

On December 12, 2021, the Company terminated its employment agreement with Dr. Udi Nussinovitch, one of its founders who served as the Company’s Chief Scientific Officer since March 2018. On February 24, 2022, the Company sued Mr. Nussinovitch for breach good faith and his fiduciary duties as a shareholder and former officer of the Company. On November 9, 2022, the Company received notice of a complaint filed by Mr. Nussinovitch, as well as a complaint filed with the regional labor court in Tel Aviv, Israel on November 8, 2022. Mr. Nussinovitch has alleged certain deficiencies in the Company’s Extraordinary General Meeting of Shareholders held on Friday, December 17, 2021, resulting from his status as a minority shareholder. In addition, with respect to the labor dispute, Mr. Nussinovitch is seeking renumeration and the issuance of Ordinary Shares. A partial hearing was held in the regional labor court on July 19, 2023, and the parties were required by the court to file their positions on a stay of the proceeding pending the decision on the case initiated by the Plaintiff in the District Court.

A pre-trial hearing was held in the district court on January 21, 2024. During the hearing, the court suggested that the parties consider the possibility of resolving the case through an out-of-court arrangement or mediation. The parties agreed to a mediation process.

As of the date of these Financial Statement, the Company believes that the claims will result in no payments by the Company.